UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Grant Street, 10th Floor Concord, California		94520
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On July 22, 2019, AssetMark Financial Holdings, Inc., a Delaware corporation (the “Company”), completed an initial public offering (the “IPO”) of 12,500,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $22.00 per share pursuant to a registration statement on Form S-1 (Registration No. 333-232312) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended. On July 15, 2019, in connection with the IPO, the Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended. The Common Stock is listed on the New York Stock Exchange under the trading symbol “AMK.”

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On July 17, 2019, in connection with the IPO, each executive officer of the Company entered into a Share Restriction Agreement with the Company and AssetMark Holdings LLC. The Share Restriction Agreements cover the shares of Common Stock (the “Covered Shares”) distributed to such executive officers by AssetMark Holdings LLC in connection with the “C Unit” profits interests in AssetMark Holdings LLC held by the executive officers prior to the dissolution of AssetMark Holdings LLC. The Share Restriction Agreements preserve the service conditions that applied to such “C Units” by extending such service conditions to the Covered Shares. Prior to satisfaction of such service conditions, the Covered Shares will remain subject to transfer restrictions, and, in the event of termination of employment of an executive officer, subject to transfer to the Company.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

Immediately upon the pricing of the IPO, on July 17, 2019, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”) became effective. The Amended and Restated Bylaws amended the Company’s bylaws to, among other things:

• require that special meetings of the stockholders be called only by the chairman of the Board or a majority of the directors;

• generally prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting;

•  impose procedural requirements on stockholders who wish to make nominations in the election of directors, propose that a director be removed, propose any repeal or change in our bylaws, or propose any other business to be brought before an annual or special meeting of stockholders; and

• set forth the rights, powers and manner of acting of the Board and officers of the Company.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of AssetMark Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: July 22, 2019	/s/ Charles Goldman
Charles Goldman President and Chief Executive Officer